UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 21, 2026

EVE HOLDING, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-39704	85-2549808
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

1400 General Aviation Drive, Melbourne, FL	32935 (Zip Code)
(Address of principal executive offices)

(321) 751-5050

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered:

Common Stock, par value $0.001 per share	EVEX	The New York Stock Exchange
Warrants, each whole warrant exercisable for one share of Common Stock	EVEXW	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On May 21, 2026, Eve Holding, Inc. (the “Company”) held its 2026 Annual Meeting of Stockholders. At the meeting, the Company’s stockholders approved each of the proposals submitted to a vote of stockholders by the votes set forth below. The proposals are described in further detail in the Company’s proxy statement filed with the United States Securities and Exchange Commission on April 9, 2026 (the “Proxy Statement”).

1. Election of Class I Directors

The stockholders elected each of the two nominees named below as Class I directors to serve for a three-year term of office expiring at the 2029 annual meeting of stockholders and until his or her successor is duly elected and qualified or until his or her earlier death, resignation, disqualification, or removal, based on the following votes:

Name	Votes For	Votes Withheld	Broker Non-Votes
Sergio Pedreiro	279,861,204	4,442,473	7,105,824
Uallace Moreira Lima	284,219,386	84,291	7,105,824

2. Approval, on a Non-Binding Advisory Basis, of the Compensation of the Company’s Named Executive Officers (“NEOs”) as Disclosed in the Proxy Statement

The stockholders approved, on a non-binding advisory basis, the compensation of the Company’s NEOs as disclosed in the Proxy Statement, based on the following votes:

Votes For	Votes Against	Abstentions	Broker Non-Votes
283,186,532	1,047,185	69,960	7,105,824

3. Approval, on a Non-Binding Advisory Basis, of the Frequency of Future Non-Binding Advisory Votes on the Compensation of the Company’s NEOs

The stockholders approved, on a non-binding advisory basis, that future non-binding advisory votes on the compensation of the Company’s NEOs be held every three years, based on the following votes:

One Year	Two Years	Three Years	Abstentions	Broker Non-Votes
12,534,986	15,568,688	256,181,431	18,572	7,105,824

Consistent with the stockholder voting results above and the recommendation of the Board as disclosed in the Proxy Statement,  the Company has determined to solicit a non-binding advisory vote on the compensation of the Company’s NEOs every three years until the next required stockholder vote on the frequency of such non-binding advisory vote.

4. Ratification of Appointment of KPMG LLP

The stockholders ratified the appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026, based on the following votes:

Votes For	Votes Against	Abstentions
291,097,601	300,509	11,391

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EVE HOLDING, INC.

By:	/s/ Simone Oliveira

	Name:	Simone Oliveira
	Title:	General Counsel

Date: May 22, 2026